SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[x]  Preliminary Information Statement

[  ] Confidential,  for Use of the  Commission  Only  (as  permitted  by Rule
     14c-5(d)(2))

[  ] Definitive Information Statement

                             NATIONAL LAMPOON, INC.
                       ----------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee  (Check the appropriate box)

[x]  No fee required.

[  ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)   Title of each class of securities to which transaction applies:

2)   Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)   Proposed maximum aggregate value of transaction:

5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:

2)   Form, Schedule or Registration Statement No.:

3)   Filing Party:

4)   Date Filed:

                             NATIONAL LAMPOON, INC.
                      10850 Wilshire Boulevard, Suite 1000
                          Los Angeles, California 90024

                                July _____, 2004

To our stockholders:

     Enclosed please find an Information Statement providing information to you regarding certain corporate actions taken by the Board of Directors and the majority stockholders of National Lampoon, Inc. These actions include the following:

     o Approval of an increase in our authorized common stock from 15,000,000 shares to 30,000,000 shares;

     o Approval of an increase in the common stock reserved for issuance from the J2 Communications Amended and Restated 1999 Stock Option, Deferred Stock and Restricted Stock Plan;

     o    Approval of the National Lampoon, Inc. 2004 Consultants Stock Plan;

     o Approval of an Amendment to Our Certificate of Incorporation modifying our Series B Convertible Preferred Stock; and

     o    Approval of the creation of Series C Convertible Preferred Stock.

     The written consent of the majority stockholders assures that the above actions will occur without your vote. Your vote is not required to approve any of these actions, and the enclosed Information Statement is not a request for your vote or a proxy statement. This Information Statement is being provided only to inform you of the actions that have been taken.

                                    Very truly yours,

                                    National Lampoon, Inc.



                                    By:/s/ James P. Jimirro
                                       -----------------------------------------
                                       James P. Jimirro, Chief Executive Officer

1

                              INFORMATION STATEMENT
                                       OF
                             NATIONAL LAMPOON, INC.
                      10850 Wilshire Boulevard, Suite 1000
                          Los Angeles, California 90024

 WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

         This Information Statement is first being furnished on or about July _____, 2004 to the holders of record as of the close of business on June 17, 2004 (the "Record Date") of the common stock of National Lampoon, Inc. (referred to in this Information Statement as "we", "us", "our" or "National Lampoon").

         On June 17, 2004 our Board of Directors approved, and on June 28, 2004 the holders of a majority of our common stock and our Series B Convertible Preferred Stock (referred to in this Information Statement as the "Series B Preferred Stock") consented in writing to, the five actions described in this Information Statement. Together, such approval and consent constitutes the approval and consent of a majority of the total number of shares of outstanding common stock and Series B Preferred Stock required by Delaware General Corporation Law and our Certificate of Incorporation to approve the actions described in this Information Statement. Accordingly, the actions will not be submitted to our remaining stockholders for a vote. This Information Statement is being furnished to stockholders to provide them with certain information concerning the actions in accordance with the requirements of the Securities Exchange Act of 1934 and the regulations promulgated thereunder, including Regulation 14C.

         The date of the Information Statement is July _____, 2004.

         We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of our common stock.

         We will only deliver one Information Statement to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. We will promptly deliver a separate copy of this Information Statement to a stockholder at a shared address to which a single copy of the document was delivered upon oral or written request to:

                             National Lampoon, Inc.
                            Attn: Corporate Secretary
                      10850 Wilshire Boulevard, Suite 1000
                          Los Angeles, California 90024
                          Telephone No.: (310) 474-5252

         Stockholders may also address future requests for separate delivery of Information Statements and/or annual reports by contacting us at the address listed above.

             INFORMATION ABOUT THE VOTING RIGHTS OF OUR STOCKHOLDERS
              AND INFORMATION REGARDING THE CONSENTING STOCKHOLDERS

         Pursuant to our bylaws and the Delaware General Corporation Law, a vote by the holders of at least a majority of our outstanding capital stock is required to effect the actions described in Items 1, 2, 3 and 4 below and a vote by the holders of at least a majority of the outstanding Series B Preferred Stock is required to effect Items 4 and 5.

         Each share of common stock is entitled to one vote. Each share of Series B Preferred Stock is also entitled to vote on matters that are subject to the approval of the holders of our common stock. Holders of our Series B Preferred Stock are entitled to vote on an "as converted" basis, meaning that each share of Series B Preferred Stock voted represents the vote of 28.169 shares of common stock (subject to adjustment for stock splits and reverse stock splits).

         As of the Record Date, we had 1,533,418 shares of common stock issued and outstanding and 58,181 shares of Series B Preferred Stock that is convertible into 1,638,901 shares of common stock, for a total of 3,172,319 shares of common stock available to vote for the actions discussed herein. Therefore, as of the Record Date, 1,586,160 shares were required to pass the actions that required approval of the holders of common stock. Holders of at least 29,091 shares of Series B Preferred Stock are required to pass resolutions that amend, alter or repeal any rights, preferences or privileges of, or any restrictions provided for the benefit of, the Series B Preferred Stock, amend our Certificate of Incorporation or our bylaws to adversely affect the rights of the holders of the Series B Preferred Stock, authorize, create or issue (by reclassification or otherwise) any shares of any class or series of stock having preferences senior to the Series B Preferred Stock or to amend or repeal Section
5.2.6 of our Certificate of Incorporation.

         The consenting holders are collectively entitled to vote 1,759,133 shares of our common stock, representing 55.45% of the issued and outstanding shares of common stock and are the record and beneficial owners of 48,874 shares of Series B Preferred Stock, representing 84% of the issued and outstanding shares of Series B Preferred Stock. Pursuant to Section 228(a) of the Delaware General Corporation Law, the consenting stockholders voted in favor of the actions described herein in a written consent dated June 28, 2004. The names of the consenting stockholders, their affiliations with us, and their beneficial holdings are as follows:

------------------------- --------------------------- -------------------------- ----------------------------
          Name                   Affiliation          Shares Beneficially Held           Percentage
------------------------- --------------------------- ------------- ------------ -------------- -------------
                                                       Common (1)    Series B       Common        Series B
                                                                     Preferred                   Preferred
------------------------- --------------------------- ------------- ------------ -------------- -------------
     Daniel Laikin           Officer and Director      1,005,502      29,726        31.69%         51.09%
------------------------- --------------------------- ------------- ------------ -------------- -------------
     Timothy Durham                Director             429,482       12,648        13.54%         21.74%
------------------------- --------------------------- ------------- ------------ -------------- -------------
       Paul Skodt                  Director             324,149        6,500        10.22%         11.17%
------------------------- --------------------------- ------------- ------------ -------------- -------------
         TOTAL                                         1,759,133      48,874        55.45%         84.00%
------------------------- --------------------------- ------------- ------------ -------------- -------------


(1) Each share of our Series B Preferred Stock may be converted to 28.169 shares of our common stock and each holder of our Series B Preferred Stock is entitled to vote, on an "as converted" basis, on all matters submitted to the holders of our common stock.


None

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

         The following table sets forth information as of the Record Date as to each person who is known to us to be the beneficial owner of more than 5% of our outstanding voting securities and as to the security and percentage ownership of each of our executive officers and directors and of all of our officers and directors as a group. Except where specifically noted, each person listed in the table has sole voting and investment power with respect to the shares listed.


---------------------------- ----------------------------------- -------------------------- -----------------
                                                                    Security Ownership
                               Name, Address(1) and Position         Amount and Nature         Percentage
         Title of                            Of                        Of Beneficial               Of
           Class                     Beneficial Owners                Ownership(2)(3)            Class
---------------------------- ----------------------------------- -------------------------- -----------------

       Common Stock          James P. Jimirro, CEO and Director         900,220(4)               23.44%
---------------------------- ----------------------------------- -------------------------- -----------------
    Common and Series B      Daniel S. Laikin, COO and Director        1,945,387(5)              47.31%
    Preferred Stock(4)
---------------------------- ----------------------------------- -------------------------- -----------------
       Common Stock          Douglas Bennett, Executive Vice              98,875(6)               3.1%
                             President
---------------------------- ----------------------------------- -------------------------- -----------------
       Common Stock          James Toll, CFO                             13,500(7)                 *
---------------------------- ----------------------------------- -------------------------- -----------------
 Common Stock and Series B   Timothy Durham, Director                  1,192,203(8)              32.36%
      Preferred Stock
---------------------------- ----------------------------------- -------------------------- -----------------
       Common Stock          Joshua Finkenberg, Director                 15,000(9)                 *
---------------------------- ----------------------------------- -------------------------- -----------------
 Common Stock and Series B   Paul Skjodt, Director                      542,248(10)              16.09%
      Preferred Stock
---------------------------- ----------------------------------- -------------------------- -----------------
       Common Stock          Richard Irvine, Director                      0(11)                   0
---------------------------- ----------------------------------- -------------------------- -----------------
       Common Stock          Ron Berger, Director                          0(11)                   0
---------------------------- ----------------------------------- -------------------------- -----------------
                             Officers and Directors as a group         4,707,433                 94.53%
                             (9 persons)
---------------------------- ----------------------------------- -------------------------- -----------------

*Less than 1%.

(1) The address for each of the above-named persons is 10850 Wilshire Boulevard, Suite 1000, Los Angeles, California 90024.

(2) Based on 1,533,418 shares of common stock and 58,181 shares of Series B Preferred Stock outstanding on our transfer records as of June 17, 2004. The Series B Preferred Stock votes on an "as converted" basis, with each share representing 28.169 shares of our common stock. For this table, we have computed the number of shares owned by each individual as though the Series B Preferred Stock were converted into common stock.

(3) Calculated pursuant to Rule 13d-3(d)(1) of the Securities Exchange Act of 1934. Under Rule 13d-3(d)(1), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but not deemed outstanding for the purpose of calculating the percentage owned by each other person listed. We believe that each individual or entity named has sole investment and voting power with respect to shares of common stock indicated as beneficially owned by them, subject to community property laws, where applicable, except where otherwise noted.

(4) This number includes 668,334 shares of common stock that may be issued upon the exercise of options. On June 17, 2004, our Board of Directors also granted to Mr. Jimirro an option, pursuant to the J2 Communications Amended and Restated 1999 Stock Option, Deferred Stock and Restricted Stock Plan, to purchase 81,020 shares of our common stock for exceptional services rendered and an option to purchase 7,500 shares of our common stock for services rendered to us as a member of our Board of Directors. The option grants are conditioned upon compliance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934. These securities have not been included in the above calculation.

(5) This number includes the following: 168,150 shares of common stock, 29.726 shares of Series B Preferred Stock that may be converted into 837,352 shares of common stock, an option to purchase 102,333 shares of common stock and a warrant to purchase an additional 29.726 shares of Series B Preferred Stock that may be converted into 837,352 shares of common stock. On June 17, 2004, our Board of Directors also granted to Mr. Laikin 2,000 shares of common stock in conjunction with services rendered to us pursuant to his employment agreement, an option, pursuant to the J2 Communications Amended and Restated 1999 Stock Option, Deferred Stock and Restricted Stock Plan, to purchase 200,000 shares of our common stock for exceptional services rendered and an option to purchase 7,500 shares of our common stock for services rendered to us as a member of our Board of Directors. The option grants are conditioned upon compliance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934. These securities have not been included in the above calculation.

(6) This number includes the following: 426 shares of Series B Preferred Stock that may be converted into 12,000 shares of common stock, and the right to purchase a total of 86,875 shares of common stock pursuant to options granted to Mr. Bennett giving him the right to purchase a total of 190,000 shares of common stock. The right to purchase 86,875 shares was vested on the Record Date. On June 17, 2004, our Board of Directors also granted to Mr. Bennett an option to purchase 100,000 shares of our common stock for exceptional services rendered. The option grant is conditioned upon compliance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934. These securities have not been included in the above calculation.

(7) Mr. Toll is the holder of options that enable him to purchase a total of 23,500 shares of our common stock. Of this amount, options representing 13,500 shares may be exercised within 60 days of the Record Date. On June 17, 2004, our Board of Directors also granted to Mr. Toll an option to purchase 15,000 shares of our common stock for extraordinary services rendered to us. The option grant is conditioned upon compliance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934. These securities have not been included in the above calculation.

(8) This number includes the following: 182,949 shares of common stock owned by Mr. Durham or by an entity controlled by him, 17,648 shares of Series B Preferred Stock owned by Mr. Durham or an entity controlled by him that may be converted into 497,127 shares of common stock, an option to purchase 15,000 shares of common stock and a warrant to purchase an additional 17,648 shares of Series B Preferred Stock owned by Mr. Durham or an entity controlled by him that may be converted into 497,127 shares of common stock. On June 17, 2004, our Board of Directors also granted to Mr. Durham an option to purchase 7,500 shares of our common stock for services rendered to us as a member of our Board of Directors. The option grant is conditioned upon compliance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934. These securities have not been included in the above calculation.

(9) This number is made up of two options, each granted to Mr. Finkenberg as compensation for his service as a director. Each option allows him to purchase 7,500 shares of our common stock. This number does not include an option to purchase 7,500 shares of our common stock that was granted to Mr. Finkenberg by our Board of Directors on June 17, 2004. The option grant is conditioned upon compliance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934.

(10) This number includes the following: 161,050 shares of common stock, 6,500 shares of Series B Preferred Stock that may be converted into 183,099 shares of common stock, an option to purchase 15,000 shares of common stock and a warrant to purchase an additional 6,500 shares of Series B Preferred Stock that may be converted into 183,099 shares of common stock. On June 17, 2004, our Board of Directors also granted to Mr. Skjodt an option to purchase 7,500 shares of our common stock for services rendered to us as a member of our Board of Directors. The option grant is conditioned upon compliance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934. These securities have not been included in the above calculation.

(11) On June 17, 2004 our Board of Directors granted to each of Mr. Irvine and Mr. Berger options to purchase 7,500 shares of our common stock. The option grants are conditioned upon compliance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934. These securities have not been included in the above calculation.

                   NOTICE TO STOCKHOLDERS OF ACTIONS APPROVED

         The following actions were taken on June 17, 2004 based upon the unanimous consent of our Board of Directors and on June 28, 2004 upon the consent of the majority stockholders. A copy of the resolutions approved by the majority stockholders is attached to this Information Statement as Attachment 1.

                                     ITEM 1

                  AMENDMENT TO THE CERTIFICATE OF INCORPORATION
                     TO INCREASE THE AUTHORIZED COMMON STOCK

      The Board of Directors and the consenting stockholders unanimously adopted and approved an amendment to our Certificate of Incorporation to increase the authorized common stock from 15,000,000 to 30,000,000 shares, which is referred to as the "Authorized Shares Amendment." The text of the Authorized Shares Amendment is attached hereto as Attachment 2. Currently, we have 15,000,000 shares of common stock authorized, of which 1,533,418 shares are issued and outstanding as of the Record Date.

      The Authorized Shares Amendment will be implemented by filing it with the Secretary of State of Delaware. Once we file the Authorized Shares Amendment, we will have 28,466,582 shares of authorized but unissued common stock available for issuance. Stockholders of National Lampoon do not have cumulative voting rights.

Reason for Amendment

      The unissued shares of common stock will be available for issuance from time to time as may be deemed advisable or required for various purposes, including the issuance of shares in connection with financing or acquisition transactions, the issuance of shares in connection with stock splits or stock dividends and the issuance or reservation of common stock for equity awards to employees, officers, and directors. If all of the holders of our Series B Preferred Stock converted their shares to common stock, if all of the holders of options exercised their rights to purchase our common stock and if we are successful in selling all of the Series C Preferred Stock we intend to authorize (as discussed in Item 5 below) we would have only approximately 3,897,736 shares of common stock available for issuance.

         The Authorized Shares Amendment was not adopted as a result of management's knowledge of any specific effort to accumulate our securities or to obtain control of us by means of a merger, tender offer, solicitation in opposition to management or otherwise. As of the date of this Information Statement, our charter contains no provisions having an anti-takeover effect other than those provisions that relate to our Series B Convertible Preferred Stock which were adopted in conjunction with a reorganization transaction that took place on May 17, 2002. Pursuant to our Certificate of Incorporation, holders of our Series B Preferred Stock have the right to vote along with the holders of common stock on an "as converted" basis. We have authorized 63,607 shares of Series B Preferred Stock, and as of the date of this Information Statement, 58,181 shares are outstanding. Each share of Series B Preferred Stock represents 28.169 shares of common stock therefore, if all of the Series B Preferred Stock were issued and outstanding, it would represent 1,791,746 shares of our common stock. Members of our management, including Daniel Laikin, Paul Skojdt and Timothy Durham, are holders of a majority of our issued and outstanding Series B Preferred Stock and, when this stock is combined with their common stock, gives them voting control. As of the date of this Information Statement, our bylaws contain no provisions having an anti-takeover effect, the adoption of the Authorized Shares Amendment is not part of a plan by management to adopt a series of such amendments, and management does not intend to propose other anti-takeover measures.

Effect of the Proposal/Advantages and Disadvantages

         The Authorized Shares Amendment will permit our Board of Directors to authorize the issuance of shares without the necessity and related costs and delays of either calling a special stockholders' meeting or waiting for the regularly scheduled annual meeting of stockholders in order to increase the authorized capital. Therefore, even if all the holders of convertible or derivative securities exercised their rights to acquire common stock, we will still have shares available to issue as compensation, for example, or in connection with an acquisition.

         In general, however, the availability of additional authorized and unissued shares of common stock can make any attempt to gain control of a corporation more difficult, costly or time consuming and the availability of additional authorized and unissued shares might make it more difficult to remove management because shares of common stock or preferred stock could be issued by the corporation to dilute the percentage of common stock owned by a significant stockholder and increase the cost of, or the number of, voting shares necessary to acquire control or to meet the voting requirements imposed by Delaware law with respect to a merger or other business combination. Furthermore, the issuance of additional shares of common stock will dilute the percentage ownership of existing stockholders.

Section 242 of the Delaware General Corporation Law

         Section 242 of the Delaware General Corporation Law permits the amendment of a corporation's certificate of incorporation to allow for an increase or decrease of the aggregate number of authorized shares of a class so long as the holders of at least a majority of the issued and outstanding shares of the effected class approve the action.

Effective Date

         The Authorized Shares Amendment will become effective upon the filing of the Amendment with the Delaware Secretary of State. Under federal securities laws, we cannot file the Amendment until at least 20 days after mailing this Information Statement

                                     ITEM 2

                 APPROVAL OF INCREASE IN STOCK RESERVED FOR THE
                     J2 COMMUNICATIONS AMENDED AND RESTATED
                      1999 STOCK OPTION, DEFERRED STOCK AND
                              RESTRICTED STOCK PLAN

         On January 30, 2002 our Board of Directors approved the J2 Communications Amended and Restated 1999 Stock Option, Deferred Stock and Restricted Stock Plan, which will be referred to in this discussion as the "Equity Incentive Plan". The Equity Incentive Plan was approved by our stockholders on April 25, 2002. The discussion below is a brief summary, which is qualified in its entirety by the full text of the Equity Incentive Plan.

         The Equity Incentive Plan has a term of 10 years and is currently administered by our Board of Directors, which shall be referred to in this discussion as the "Administrator". Pursuant to the Equity Incentive Plan, the Administrator may grant to eligible persons, which include employees, officers, directors, consultants and advisors, awards of options (which may be qualified or non-qualified, depending upon whether or not the eligible person is an employee), stock appreciation rights (commonly known as "SARs") or deferred common stock or restricted common stock. 1,500,000 shares of our common stock were originally set aside for grants made under the Equity Incentive Plan. As of the Record Date, we had 24 employees, four officers and seven directors (two of whom are also officers) who would be eligible to receive awards from the Equity Incentive Plan. As of the Record Date, we had issued options to employees to purchase a total of 1,292,000 shares of our common stock.

         Options granted from the Equity Incentive Plan may be incentive stock options or non-qualified stock options. The term of the options may not exceed 10 years from the date of grant. The price for each share of common stock purchased pursuant to the options varies, although if an option is designated as an incentive stock option, the exercise price must equal at least the fair market value of our common stock on the date of grant. A non-qualified option must have an exercise price that is at least 85% of the fair market value of our common stock on the date of grant.

         Options may be exercised by paying cash. The Administrator may also accept as payment for options shares of our unrestricted common stock held by the optionee for at least six months, cancellation of any indebtedness owed to us by the optionee, a full recourse promissory note executed by the optionee (so long as the acceptance of any such promissory note complies with federal and state law), shares of common stock issuable upon exercise of the option which have a fair market value equal to the exercise price of the option or any combination of the forgoing.

         SARs may be granted from the Equity Incentive Plan in tandem with option grants or without reference to option grants. A SAR granted in tandem with an option grant is valued at the exercise price of the option grant; a SAR granted without reference to an option grant is valued at fair market value.

         Deferred Stock and Restricted Stock awards may also be granted to eligible persons. Deferred Stock is the right to receive our common stock at the end of a specified period. Restricted Stock is the right to receive our common stock subject to restrictions such as the passage of time or the attainment of performance objectives.

         In the event of a Change of Control, as defined in the Equity Incentive Plan, all unvested stock options shall vest and the restrictions applicable to any Restricted Stock or Deferred Stock awards will lapse and the awards shall be deemed fully vested. The value of the outstanding stock option, Restricted Stock or Deferred Stock awards shall be cashed out by a payment of cash or other property, as determined by the Administrator.

         The Board of Directors may amend, alter or discontinue the Equity Incentive Plan, but no amendment, alteration or discontinuation may impair the rights of a participant. The Board of Directors must obtain stockholder approval if it seeks to increase the total number of shares of common stock reserved for the Equity Incentive Plan, change the employees or class of employees eligible to participate in the Equity Incentive Plan or extend the maximum option period under the Equity Incentive Plan.

         A recipient will recognize no income upon grant of an incentive option and incur no tax on its exercise (unless the recipient is subject to the alternative minimum tax). If the recipient holds the stock acquired upon exercise of an incentive option (the "ISO Shares") for more than one year after the date the option was exercised and for more than two years after the date the option was granted, the recipient generally will realize capital gain or loss (rather than ordinary income or loss) upon disposition of the ISO Shares. This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the ISO Shares.

         If the recipient disposes of ISO Shares prior to the expiration of either required holding period described above, the gain realized upon such disposition, up to the difference between the fair market value of the ISO Shares on the date of exercise (or, if less, the amount realized on a sale of such shares) and the option exercise price, will be treated as ordinary income. Any additional gain will be long-term capital gain, depending upon the amount of time the ISO Shares were held by the recipient.

         A  recipient  will  not  recognize  any  taxable  income  at the time a non-qualified option is granted. However, upon exercise of a non-qualified option, the recipient will include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the recipient's exercise price. The included amount will be treated as ordinary income by the recipient and may be subject to withholding. Upon resale of the shares by the recipient, any subsequent appreciation or depreciation in the value of the shares will be treated as capital gain or loss. There is no tax consequence to National Lampoon as a result of either the grant or the vesting of non-qualified stock options. There is also no tax consequence to National Lampoon as a result of either the grant or the vesting of incentive stock options. However, if an employee fails to meet the rules governing incentive stock options (for example, by selling the stock sooner than the rules allow), we would be allowed a tax deduction to the extent that the employee had ordinary taxable income from the disqualified incentive stock option. We are required to withhold FICA, Medicare and federal income taxes from both employees and former employees upon disqualified dispositions of incentive stock options. We are also subject to FICA, Medicare and FUTA on the amounts that are deemed to be wages.

         The following table sets forth the number of options received or to be received by each of our executive officers (our Chief Executive Officer, Executive Vice President, Chief Financial Officer and Chief Operating Officer), all current executive officers as a group, all current directors who are not executive officers as a group, each associate of any such director or executive officer and each person who received or will receive 5% of the option awards made or to be made and all employees, including our current officers who are not executive officers, as a group:


------------------------------------------------------- -----------------------------------------------------
                                                            Number of Options Received or To Be Received
------------------------------------------------------- -----------------------------------------------------
James P. Jimirro, Chief Executive Officer and Director                       756,854(1)
------------------------------------------------------- -----------------------------------------------------
Douglas S. Bennett, Executive Vice President                                 290,000(2)
------------------------------------------------------- -----------------------------------------------------
Daniel S. Laikin, Chief Operating Officer and Director                       509,833(3)
------------------------------------------------------- -----------------------------------------------------
James Toll, Chief Financial Officer                                          45,000(4)
------------------------------------------------------- -----------------------------------------------------
All current executive officers, as a group                                   1,601,687
------------------------------------------------------- -----------------------------------------------------
All current directors who are not executive officers,                        82,500(5)
as a group
------------------------------------------------------- -----------------------------------------------------
Associates of any director or executive officer                                 N/A
------------------------------------------------------- -----------------------------------------------------
Any person (other than those named above) who has received or will receive
5% of the option awards made or to be made to all employees,  including officers who are not named above
------------------------------------------------------- -----------------------------------------------------


(1) Includes options to purchase 88,520 shares of our common stock granted on the Record Date. Such grants are conditioned upon compliance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934.

(2) Includes an option to purchase 100,000 shares of our common stock granted on the Record Date. Such grant is conditioned upon compliance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934.

(3) Includes options to purchase 207,500 shares of our common stock granted on the Record Date. Such grants are conditioned upon compliance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934.

(4) Includes an option to purchase 15,000 shares of our common stock granted on the Record Date. Such grant is conditioned upon compliance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934.

(5) Includes options to purchase a total of 37,500 shares of our common stock granted on the Record Date. Such grants are conditioned upon compliance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934.

         Set forth in the table below is information regarding awards made pursuant to the Plan through July 31, 2003, the most recently completed fiscal year.


----------------------------- -------------------------- ------------------------- --------------------------
                                                                                   Number of securities
                                                                                   remaining available for
                                                                                   future issuance under
                              Number of securities to    Weighted average          equity compensation
                              be issued upon exercise    exercise price of         plans (excluding
                              of outstanding options,    outstanding options,      securities reflected in
Plan Category                 warrants and rights        warrants and rights       column 2)
----------------------------- -------------------------- ------------------------- --------------------------
Equity Compensation Plan
Approved by Security Holders          5,304,323                   $4.37                     59,834
----------------------------- -------------------------- ------------------------- --------------------------
Equity Compensation Plan
Not Approved by Security
Holders                                  N/A                       N/A                        N/A
----------------------------- -------------------------- ------------------------- --------------------------


Executive Compensation

         The following tables and discussion set forth information with respect to all compensation awarded to, earned by or paid to our Chief Executive Officer and up to four of our executive officers whose annual salary and bonus exceeded $100,000 during our last three completed fiscal years.


                                                 SUMMARY COMPENSATION TABLE

                             ANNUAL COMPENSATION                LONG TERM COMPENSATION
                             ---------------------------------------------------------
                                                    Other                                     All Other
                                                    Annual         Securities                 Compen-sation
Name and Principal           Salary         Bonus   Compensation   Underlying                 ($)
Position             Year    ($)            ($)     ($)            Options        SARs
------------------   ----    ------         ------  ------------   ----------     -----      --------------
James P. Jimirro     2003       500,000       0           0         35,000 (2)          0         0
CEO and              2002    1,471,146(1)     0           0         608,335(2)          0         0
President            2001     190,750(3)      0           0           25,0000        25,000       0

Daniel Laikin        2003     200,000(4)      0           0              0              0         0
COO                  2002          0          0           0           101,333           0         0
                     2001          0          0           0            1,000            0         0

Douglas Bennett      2003       116,667     15,000        0           190,000           0     21,300(5)
Executive Vice       2002          0          0           0              0              0         0
President            2001          0          0           0              0              0         0

James Toll, CFO      2003       132,737       0           0           15,000            0         0
                     2002       36,364        0           0           15,000            0         0
                     2001          0          0           0              0              0         0


(1) Includes $1,215,069 received from the reorganization of National Lampoon, Inc.that took place on May 17, 2002.

(2) Includes options to acquire 450,000 shares of common stock granted during the fiscal year ended December 31, 2002 plus 158,335 stock options that were converted from SARs as part of the reorganization of National Lampoon, Inc. that took place on May 17, 2002.

(3) During the 2001 fiscal year, Mr. Jimirro voluntarily deferred all base salary in excess of $190,750. Such deferred amount was payable only upon a change of control, as defined in his original employment agreement, and is included in this table under "Salary". Mr. Jimirro agreed to forego payment of the deferred amount during the negotiations that led to the signing of his 2002 employment agreement on May 17, 2002.

(4) Represents one year of salary to Mr. Laikin that was paid in the form of Series B Preferred Stock.

(5) Mr. Bennett was granted 213 units of Series B Preferred Stock valued at $100.00 per unit in lieu of salary which he began earning at a base rate pf $175,000 per year in December of 2002.

      The following tables set forth certain information concerning the grant of SARs and the grant and exercise of stock options during the last completed fiscal year by each of the named executive officers, and the fiscal year-end value of unexercised options on an aggregated basis:

                                            Option/SAR Grants for Last
                                         Fiscal Year-Individual Grants(1)

                                Number of
                               Securities            % of Total
                               Underlying       Options/SARs Granted
                              Options/SARs         to Employees in
Name                           Granted (#)           Fiscal Year       Exercise Price ($/sh)     Expiration Date
-------------------------- -------------------- ---------------------- ---------------------- ----------------------
James P. Jimirro                35,000(1)                9%                 $4.64/share           May 13, 2010

Daniel Laikin                      ---                   ---                    ---                    ---




                                Number of
                               Securities            % of Total
                               Underlying       Options/SARs Granted
                              Options/SARs         to Employees in
Name                           Granted (#)           Fiscal Year       Exercise Price ($/sh)     Expiration Date
-------------------------- -------------------- ---------------------- ---------------------- ----------------------
Douglas Bennett                  190,000                 49%                $5.59/share         October 14, 2009

James Toll                       15,000                  4%                 $6.00/share           June 30, 2010
-------------------------- -------------------- ---------------------- ---------------------- ----------------------

(1)  The options granted to Mr. Jimirro were immediately exercisable.



                                Aggregated Option/SAR Exercises in Last Fiscal Year
                                          And FY-End Option/SAR Values(1)



                                                                                                    Value of
                                                                             Number of             Unexercised
                                                                            Unexercised           In-the-Money
                                                                           Options/SARs           Options/SARs
                                                                           at FY-End (#)        at FY-End ($)(2)
                             Shares Acquired      Value Realized(1)       Unexercisable/         Unexercisable/
Name                         on Exercise (#)             ($)                Exercisable            Exercisable
-------------------------- -------------------- ---------------------- ---------------------- ----------------------
James P. Jimirro                 66,664                180,037               0/635,001             $0/$52,709

Daniel Laikin                      -0-                   -0-                 0/102,333                $0/$0

Douglas Bennett                    -0-                   -0-              152,083/37,917              $0/$0

James Toll                        6,500                16,500              15,000/8,500               $0/$0



(1) Value realized is determined by calculating the difference between the aggregate exercise price of the options and the aggregate fair market value of the common stock on the date the options are exercised.

(2)  The  value  of  unexercised   options  is  determined  by  calculating  the
     difference between the fair market value of the securities underlying the options at fiscal year end and the exercise price of the options.

Director Compensation

         Members of the Board of Directors do not receive cash compensation. Members are, on occasion, granted immediately exercisable options to purchase up to 7,500 shares of our common stock at the market price on the date of grant in exchange for their services to us. This includes Mr. Jimirro and Mr. Laikin.

Employment Agreements

James P. Jimirro, Chief Executive Officer

         On May 17, 2002 we entered into an employment agreement with James P. Jimirro. Mr. Jimirro's employment agreement includes a "rolling term" provision. While the term of the agreement was originally to end on December 31, 2007, the term is extended by a period of 12 months so long as Mr. Jimirro continues to be employed by us on December 31st of any calendar year, starting as of December 31, 2003. Pursuant to this provision, at no time will the remaining term under Mr. Jimirro's employment agreement be less than five years.

         Mr. Jimirro's employment agreement provides for an annual salary of $500,000 and, commencing as of January 31, 2003 and continuing on the last day of each month thereafter during the period that he is employed by us, provides for the monthly grant of fully vested options to purchase 5,000 shares of our common stock. The exercise price for the options is the average of the last reported sale price for one share of common stock during the five business days preceding the date the option is issued (or, if this method of determining the exercise price is not applicable, then the Board of Directors may, in good faith, determine the price of one share of our common stock). The stock options have a term of 10 years from the date of grant. Pursuant to his employment agreement, Mr. Jimirro will receive fifty percent of our gross receipts from the movie National Lampoon's Van Wilder. Pursuant to his employment agreement, Mr. Jimirro also receives vacation pay, medical and life insurance, an automobile and the reimbursement of business expenses.

         We may terminate Mr. Jimirro's employment agreement without Cause (as defined below) or for convenience after December 31, 2002 upon written notice to Mr. Jimirro, payment to Mr. Jimirro of a cash severance payment in the amount of $1,400,000, and delivery of a promissory note providing for our payment to Mr. Jimirro of $1,000,000 in twelve equal monthly installments. (The cash severance payment and the promissory note will be referred to in this discussion as the "Severance Benefits".) We may also terminate Mr. Jimirro's employment for Cause so long as six members of our Board of Directors (excluding Mr. Jimirro) determine that he is guilty of conduct triggering this right. Under his employment agreement, Cause is defined as (i) the willful and continued failure by Mr. Jimirro to substantially perform his duties to us in good faith (other than any such failure resulting from his incapacity due to physical or mental illness or any such actual or anticipated failure resulting from his termination by us for convenience (or without Cause), after a demand for substantial performance is delivered to him by the Board of Directors that specifically identifies the manner in which the Board of Directors believes that he has not substantially performed his duties in good faith; or (ii) the willful engaging by Mr. Jimirro in conduct which is demonstrably and materially injurious to us, monetarily or otherwise. For purposes of the definition of Cause under his employment agreement, no act, or failure to act, on Mr. Jimirro's part shall be considered willful unless done, or omitted to be done, by him in bad faith and without a reasonable belief that his action or omission was in our best interest.

         Mr. Jimirro has the right to terminate his employment agreement for "Good Reason", which is defined as our breach of his employment agreement or any other agreement that we've entered into with him, our failure to pay his compensation, his failure to be elected to the Board of Directors, a purported termination of his employment upon which a Notice of Dispute is given, the occurrence of a change of control or our failure to obtain an assumption of Mr. Jimirro's employment agreement by a successor entity. If Mr. Jimirro terminates his employment agreement for Good Reason, he will receive the Severance Benefits.

         Mr. Jimirro's employment will terminate automatically upon his death or disability.

         In the event of a change of control, if Mr. Jimirro is required to pay an excise tax as a result of any compensation or payment he receives from us, we, or the successor entity, must reimburse him for such tax.

         All of our obligations to Mr. Jimirro under his employment agreement, as well as under an indemnification agreement and a registration rights agreement, are secured by a first priority lien on all of our assets, pursuant to a security agreement we entered into with Mr. Jimirro on May 17, 2002.

Daniel S. Laikin, Chief Operating Officer

         On May 17, 2002 we entered into an Employment Agreement with Daniel S. Laikin. The employment agreement has a term of one year, but is automatically extended for successive one-year terms unless the Board of Directors notifies Mr. Laikin that it does not intend to renew the employment agreement or unless the employment agreement has been terminated according to its terms.

         Pursuant to the employment agreement, Mr. Laikin receives an annual salary of $200,000. He was also granted an option to purchase 100,000 shares of our common stock. The exercise price for the option is the average of the last reported sale price for one share of common stock during the five business days preceding the date of grant (or, if this method of determining the exercise price is not applicable, then the Board of Directors may, in good faith, determine the price of one share of our common stock). The stock option has a term of 10 years from the date of grant. The option was immediately exercisable and will expire, to the extent not exercised, prior to the close of business ten years from the date of grant. Mr. Laikin's employment agreement also provides him with vacation, pension, retirement, medical and life insurance benefits and reimbursement of business expenses. Mr. Laikin has agreed to accept our Series B Preferred Stock and warrants to purchase our common stock in lieu of cash payments of his salary.

         Mr. Laikin's employment agreement may be terminated voluntarily by us at any time during its term for Cause. Cause is defined as (i) the willful and continued failure by Mr. Laikin to substantially perform his duties to us in good faith (other than any such failure resulting from his incapacity due to physical or mental illness or any such actual or anticipated failure resulting from his termination by us for convenience (or without Cause)), after a demand for substantial performance is delivered to him by the Board of Directors that specifically identifies the manner in which the Board of Directors believes that he has not substantially performed his duties in good faith; or (ii) the willful engaging by Mr. Laikin in conduct which is demonstrably and materially injurious to us, monetarily or otherwise. For purposes of the definition of Cause under his employment agreement, no act, or failure to act, on Mr. Laikin's part shall be considered willful unless done, or omitted to be done, by him in bad faith and without a reasonable belief that his action or omission was in our best interest. In order to terminate Mr. Laikin for Cause, five of the members of the Board of Directors (not including Mr. Laikin) must determine at a meeting held for such purpose that Mr. Laikin is guilty of the conduct triggering the right to terminate him. If Mr. Laikin's employment is terminated by us for Cause, or by Mr. Laikin, in addition to any benefits mandated by law, we shall pay to Mr. Laikin his full annual salary in effect at the date of termination and other benefits to which he is entitled through the date of termination at the rate in effect at the time notice of termination is given.

         Mr. Laikin's employment will terminate automatically upon his death or disability.

Douglas Bennett, Executive Vice President

         We entered into an at-will employment agreement with Douglas Bennett, effective October 14, 2002. As there is no specified term, Mr. Bennett is free to resign at any time and we are free to terminate his employment at any time, with or without cause.

         Effective as of December 1, 2002, Mr. Bennett receives a base salary of $175,000 per year. Mr. Bennett's title is initially Executive Vice President, but will succeed to the title of President when that title becomes available. Mr. Bennett is entitled to calendar quarterly bonuses of $31,250, which bonuses are payable in the month subsequent to the end of calendar quarter to which they are granted. Concurrent with the signing of his employment agreement, Mr. Bennett was granted an option to purchase 135,0000 shares of common stock at the then current market price, which options vest ratably over a 3 year period. Mr. Bennett is also entitled to an option grant of 50,000 shares of common stock for the period January 3, 2003 through June 3, 2003 and an option grant of 50,000 shares of common stock for the period July 3, 2003 through December 3, 2003. These options shall also vest ratably over three year periods and are to be issued at then current market prices. Upon a change in control, all unvested options are to vest immediately.

         Mr. Bennett continues to commute to Los Angeles from his home in the San Francisco area.

         If Mr. Bennett is "Terminated without Cause" (as such term is defined in the employment agreement), or in the event of "Constructive Termination" (as such term is defined in the employment agreement), or if he dies or is disabled, for a period of six months he shall be entitled to the continuation his base salary, continuation of his employee benefits and continuation of the vesting of any outstanding and unvested stock options.

                                     ITEM 3

                                 APPROVAL OF THE
               NATIONAL LAMPOON, INC. 2004 CONSULTANTS STOCK PLAN

         On June 17, 2004 our Board of Directors adopted, and on June 28, 2004 our majority stockholders approved, the National Lampoon, Inc. 2004 Consultants Stock Plan, which will be referred to in this discussion as the "Consultants Plan". The discussion below is a brief summary, which is qualified in its entirety by the full text of the Consultants Plan. The Consultants Plan is attached to this Information Statement as Attachment 3.

         The Consultants Plan has a term of 10 years and will be administered by our Board of Directors, which shall be referred to in this discussion as the "Administrator". Pursuant to the Consultants Plan, the Administrator may grant to eligible persons, which include only consultants and advisors, awards of common stock or restricted common stock. 500,000 shares of our common stock will be reserved for grants to be made under the Consultants Plan. As of the record date, we know of no officers, directors or employees who will be eligible to receive awards from the Consultants Plan and no awards from the Consultants Plan had been made. Aside from determining who is to receive awards under the Consultants Plan, the Administrator has the authority to determine the type of awards that will be granted, to impose limitations, restrictions or conditions on the awards and to interpret the Consultants Plan.

         Pursuant to the Consultants Plan, shares of our common stock may be granted as a "bonus" or "reward" for exceptional services rendered or as compensation for services rendered. Common stock issued as compensation for services rendered must be issued for at least 85% of its fair market value on the grant date, unless the recipient owns 10% or more of our common stock, in which case common stock issued as compensation for services rendered must be issued for 100% of its fair market value on the grant date. The Administrator may, in its discretion, subject a grant of shares to vesting conditions, such as the continued provision of services or the attainment of specified goals.

         Awards granted under the Consultants Plan will not be transferable or assignable, and may not be made subject to execution, attachment or similar process, other than by will or by the laws of descent and distribution.

         The Board may amend the Consultants Plan or suspend or discontinue the Consultants Plan at any time or from time-to-time, provided that no such action may adversely alter or impair any Award previously granted under the Consultants Plan without the consent of each recipient affected thereby.

                                     ITEM 4

                      APPROVAL OF CERTIFICATE OF AMENDMENT
                                     OF OUR
                          CERTIFICATE OF INCORPORATION

         Our Certificate of Incorporation allows us to issue up to 2,000,000 shares of preferred stock. As of the Record Date, we had one series of preferred stock authorized, namely Series B Convertible Preferred Stock (the "Series B Preferred Stock"). As of the Record Date, we had 58,181 shares of Series B
Preferred Stock authorized, issued and outstanding. In order to induce the holders of our Series B Preferred Stock to approve the creation and issuance of a Series C Convertible Preferred Stock (as discussed in Item 5 below) we agreed to amend our Certificate of Incorporation to permit the payment of a dividend computed as 9% of the original purchase price of the Series B Preferred Stock. Dividends on the Series B Preferred Stock will begin to accrue as of the date that the first sale of the Series C Preferred Stock is consummated. The Certificate of Amendment also changes the rights of the Series B Preferred Stock on liquidation so that payment is made to holders of the Series B Preferred Stock after payment is made to the holders of any senior security but before payment is made to the holders of our common stock, changes the manner in which the payment for fractional shares is computed and sets forth certain definitions that were not included in the original Certificate of Incorporation. The text of the Certificate of Amendment is set forth as Attachment 4 to this Information Statement and the foregoing discussion is qualified in its entirety by reference to Attachment 4.

         The Certificate of Amendment will become effective upon filing with the Delaware Secretary of State. Under federal securities laws, we cannot file the Certificate of Amendment until at least 20 days have passed from the date we mailed this Information Statement.

                                     ITEM 5

                             APPROVAL OF CREATION OF
                      SERIES C CONVERTIBLE PREFERRED STOCK

         Our Certificate of Incorporation allows us to issue up to 2,000,000 shares of preferred stock. Before June 17, 2004, we had one series of preferred stock, namely Series B Preferred Stock. On June 17, 2004 our Board of Directors adopted, and on June 28, 2004 our majority stockholders and the holders of our Series B Preferred Stock approved, the creation of Series C Convertible
Preferred Stock (the "Series C Preferred Stock"). We have reserved 250,000 shares of our preferred stock, $0.0001 par value per share, to be designated as Series C Preferred Stock. The preferences, rights and limitations of the Series C Preferred Stock are described in the Certificate of Designations, Preferences, Rights and Limitations of Series C Convertible Preferred Stock of National Lampoon, Inc., (referred to in this discussion as the "Series C Certificate") which is attached to this Information Statement as Attachment 5. The following discussion is qualified in its entirety by reference to the Series C Certificate.

The Reason for this Action

         The creation of the Series C Preferred Stock is being done in conjunction with a private offering of our securities. The private offering of our securities is being done to provide us with working capital. Pursuant to our Certificate of Incorporation, the Series C Preferred Stock could not be created without the approval of at least a majority of the Series B Preferred Stock. Holders of at least a majority of the issued and outstanding shares of Series B Preferred Stock have approved the creation of the Series C Preferred Stock.

         The creation of the Series C Preferred Stock is not being done because of any knowledge on the part of management of any specific effort to accumulate our securities or to obtain control of us by means of a merger, tender offer, solicitation in opposition to management or otherwise. The creation of the Series C Preferred Stock is not part of a plan by management to adopt a series of anti-takeovers amendments and at this time management does not intend to propose anti-takeover measures.

The Overall Effect of this Action

            The Series C Preferred Stock ranks senior to all of our other securities. Following is a list of the rights, preferences, privileges and limitations of the Series C Preferred Stock, some of which will be detrimental to the holders of our common stock as well as to the holders of our Series B Preferred Stock.

     o Each share of Series C Preferred Stock is convertible, at the election of the holder, into 10 shares of our common stock. Conversion of the Series C Preferred Stock will have a significant dilutive effect on the holders of our common stock.

     o The Series C Preferred Stock will vote together with the common stock as a single class on all actions to be taken by our stockholders, thereby diluting the voting power of the holders of the common stock. Each share of Series C Preferred Stock will entitle the holder to vote as if he owned 10 shares of common stock.

     o For so long as at least 100,000 shares of Series C Preferred Stock are outstanding, the holders of the Series C Preferred Stock are entitled to elect one director to serve on our Board of Directors.

     o The holders of at least a majority of the Series C Preferred Stock must vote in favor of the declaration or payment of any dividends or distributions on our common stock and of the redemption, purchase or other acquisition of our securities from our stockholders (with the exception of repurchases from employees and other service providers upon termination of employment or other services).

     o No dividends (other than those paid in common stock) or distributions of cash or other assets may be issued until after the termination of the employment of our Chief Executive Officer, James P. Jimirro. Furthermore, preferential dividends must be paid to the holders of the Series C Preferred Stock if declared and issued prior to certain events. Irrespective of the foregoing, dividends at the rate of 9.0% will accrue on a daily basis beginning from the date that we issue the Series C Preferred Stock until the date that National Lampoon is liquidated or the Series C Preferred Stock is converted.

     o The holders of the Series C Preferred Stock will be entitled to be paid an amount that is 1.5 times the original purchase price (plus any accrued dividends) of the Series C Preferred Stock in the event of a liquidation of National Lampoon. If our assets are insufficient to permit payment of these amounts to the holders of the Series C Preferred Stock, then all the assets of National Lampoon shall be distributed to the holders of the Series C Preferred Stock. The holders of the Series C Preferred Stock are entitled to be paid before any payment is made to the holders of our common stock or our Series B Preferred Stock.

Effect of the Proposal/Advantages and Disadvantages

         The issuance of the Series C Preferred Stock can make any attempt to gain control of National Lampoon more difficult, costly or time consuming and the availability of the Series C Preferred Stock might make it more difficult to remove management because holders of shares of Series C Preferred Stock vote with the holders of common stock on an "as converted" basis and each share of Series C Preferred Stock represents 10 shares of common stock. The Series C Preferred Stock will dilute the percentage of common stock owned by significant stockholders and may increase the cost of, or the number of, voting shares necessary to acquire control or to meet the voting requirements imposed by Delaware law with respect to a merger or other business combination. Furthermore, the issuance of the Series C Preferred Stock will dilute the percentage ownership of existing stockholders.

Sections 151 and 242 of the Delaware General Corporation Law

         Section 151 of the Delaware General Corporation Law permits the creation of a series of preferred stock and Section 242 of the Delaware General Corporation Law permits a corporation to amend its certificate of incorporation to create preferred stock.

Effective Date

         The Series C Certificate will become effective upon filing with the Delaware Secretary of State. Under federal securities laws, we cannot file the Series C Certificate until at least 20 days after mailing this Information Statement.

                                                                    ATTACHMENT 1

                            WRITTEN CONSENT TO ACTION
                                     Of The
                              MAJORITY STOCKHOLDERS
                                       Of
                             NATIONAL LAMPOON, INC.
                            (a Delaware corporation)
                             TAKEN WITHOUT A MEETING

--------------------------------------------------------------------------------

         Pursuant to the authority set forth in the General Corporation Law of the State of Delaware and the Bylaws of this Corporation, the undersigned, constituting a majority of the stockholders of National Lampoon, Inc., a Delaware corporation (the "Corporation"), do hereby subscribe their consent to take the actions and adopt the resolutions contained in this document without a meeting effective as of the 28th day of June 2004.

                    AMENDMENT OF CERTIFICATE OF INCORPORATION
                 TO CREATE SERIES C CONVERTIBLE PREFERRED STOCK

         WHEREAS, it has been determined that it is in the best interests of this Corporation to amend the Certificate of Incorporation to create a Series C Convertible Preferred Stock; and

         WHEREAS, a Certificate of Designations, Preferences, Rights and Limitation of Series C Convertible Preferred Stock of National Lampoon, Inc. has been presented to the consenting stockholders for review; now, therefore, be it

         RESOLVED, that the Certificate of Designations, Preferences, Rights and Limitations of Series C Convertible Preferred Stock of National Lampoon, Inc. is hereby ratified, adopted and approved.

                    AMENDMENT OF CERTIFICATE OF INCORPORATION
                  TO INCREASE AUTHORIZED SHARES OF COMMON STOCK
                AND TO AUTHORIZE THE PAYMENT OF A DIVIDEND ON THE
                      SERIES B CONVERTIBLE PREFERRED STOCK

         WHEREAS, it has been determined that it is in the best interests of this Corporation and its stockholders to amend the Certificate of Incorporation of this Corporation to increase the number of authorized shares of common stock from 15,000,000 to 30,000,000 and to require the payment of a dividend on the Series B Convertible Preferred Stock, such amendment to be in substantially the form of the Certificate of Amendment to the Certificate of Incorporation of National Lampoon, Inc., which is attached as Attachment 1 to this Written Consent to Action; now, therefore, be it

         RESOLVED, that the Certificate of Amendment of the Certificate of Incorporation of National Lampoon, Inc. is hereby ratified, adopted and approved.

                  INCREASE IN NUMBER OF SHARES OF COMMON STOCK
             RESERVED IN THE J2 COMMUNICATIONS AMENDED AND RESTATED
           1999 STOCK OPTION, DEFERRED STOCK AND RESTRICTED STOCK PLAN

         WHEREAS, it has been determined that it is in the best interests of this Corporation and its stockholders to increase the number of shares of common stock available for grant through the J2 Communications Amended and Restated 1999 Stock Option, Deferred Stock and Restricted Stock Plan; now, therefore, be it

         RESOLVED, that there shall be set aside and reserved an additional 1,000,000 shares of the Corporation's common stock, to be added to the 1,500,000 shares currently reserved, for grant and issuance under the J2 Communications Amended and Restated 1999 Stock Option, Deferred Stock and Restricted Stock Plan; and it was further

         RESOLVED, that Section 3.1 of the Plan be deleted in its entirety and that the following appear in its place:

         The total number of shares of Stock reserved and available for issuance under the Plan shall be Two Million Five Hundred Thousand (2,500,000) shares. Such shares shall consist of authorized but unissued shares.

                                 ADOPTION OF THE
               NATIONAL LAMPOON, INC. 2004 CONSULTANTS STOCK PLAN

         WHEREAS, it has been determined that it is in the best interests of this Corporation and its stockholders to adopt a benefit plan that will permit this Corporation to compensate consultants with common stock in lieu of cash; and

         WHEREAS, there has been presented to the signing stockholders a copy of the proposed National Lampoon, Inc. 2004 Consultants Stock Plan, a copy of which is attached to this Written Consent to Action as Attachment 2; now, therefore, be it

         RESOLVED, that the National Lampoon, Inc. 2004 Consultants Stock Plan and each of its terms and conditions, and the performance of the Corporation's rights and obligations thereunder, be and they hereby are, adopted and approved by each member of the Board; and be it further

         RESOLVED, that 500,000 shares of common stock are hereby reserved and set aside for purposes of the Plan, such amount to be adjusted from time-to-time as may be necessary in order to satisfy the capital adjustment provisions of the Plan.

This Written Consent may be executed in counterparts and with facsimile signatures with the effect as if all parties hereto had executed the same document. All counterparts shall be construed together and shall constitute a single Written Consent.
Dated as of June 28, 2004

                      [SIGNATURES APPEAR ON FOLLOWING PAGE]

                                    STOCKHOLDERS:


                                    /s/ Daniel Laikin
                                    --------------------------------------------
                                    Daniel  Laikin,  168,150  shares  of
                                    common  stock and  29,726  shares of
                                    Series B Convertible Preferred Stock
                                    voting as  837,352  shares of common
                                    stock


                                    /s/ Paul Skodjt
                                    --------------------------------------------
                                    Paul Skodjt, 141,050 shares of common stock
                                    and 6,500 shares of Series B Convertible
                                    Preferred Stock voting as 183,099 shares of
                                    common stock


                                    /s/ Timothy Durham
                                    --------------------------------------------
                                    Timothy  Durham,  73,200  shares  of
                                    common  stock and  12,648  shares of
                                    Series B Convertible Preferred Stock
                                    voting as  356,282  shares of common
                                    stock

                                                                    ATTACHMENT 2

                         THE AUTHORIZED SHARES AMENDMENT

                                STATE of DELAWARE
                               FIRST AMENDMENT of
                         CERTIFICATE of INCORPORATION of
                             NATIONAL LAMPOON, INC.

[ ] First: The Board of Directors of National Lampoon, Inc., a Delaware corporation (the "Corporation"), duly adopted resolutions setting forth the proposed amendment to the Certificate of Incorporation (the "Certificate") of said Corporation, declaring said amendment to be in the best interests of the Corporation and its stockholders. The resolutions setting forth the proposed amendment are substantially as follows:

         NOW, THEREFORE, BE IT RESOLVED, that Article 4 of the Certificate of Incorporation of the Corporation be amended and restated in its entirety to read as follows:

                           ARTICLE 4. STOCK.  The aggregate  number of shares of
                  capital stock that the Corporation shall have authority to issue is Thirty-Two Million (32,000,000) shares, consisting of Thirty Million (30,000,000) shares of common stock with a par value of $0.0001 per share ("Common Stock") and Two Million (2,000,000) shares of preferred stock with a par value of $0.0001 per share ("Preferred Stock").

[ ] Second: That concurrently therewith, acting by written consent, the holders of at least a majority of the issued and outstanding shares of the Corporation's capital stock consented to the foregoing amendment in accordance with Section 228(a) of the Delaware General Corporation Law.

[ ] Third: That said amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

[ ] Fourth: That the capital of said Corporation shall not be reduced under or by reason of said amendment.

     IN WITNESS  WHEREOF,  the  undersigned  Corporation  has caused  this First
Amendment to Certificate of Incorporation to be signed by a duly authorized officer as of June _____, 2004.


                                    By:
                                      ------------------------------------------
                                      James P. Jimirro, Chief Executive Officer

                                                                    ATTACHMENT 3

                             NATIONAL LAMPOON, INC.

                           2004 CONSULTANT STOCK PLAN


                                 PURPOSE OF PLAN

         The purpose of this National Lampoon, Inc. 2004 Consultant Stock Plan is to advance the interests of the Company by helping the Company obtain and retain the services of persons providing consulting services upon whose judgment, initiative, efforts and/or services the Company is substantially dependent, by offering to or providing those persons with incentives or inducements affording such persons an opportunity to become owners of capital stock of the Company.

                          TERMS AND CONDITIONS OF PLAN
                          ----------------------------

1.   DEFINITIONS.

     Set forth below are definitions of capitalized terms that are generally used throughout this Plan, or references to provisions containing such definitions (capitalized terms whose use is limited to specific provisions are not referenced in this Section):

     (a) Affiliate - The term "Affiliate" is defined as any person controlling the Company, controlled by the Company, or under common control with the Company.

     (b) Award - The term "Award" is collectively and severally defined as any Award Shares granted under this Plan.

     (c) Award Shares - The term "Award Shares" is defined as shares of Common Stock granted by the Plan Committee in accordance with Section 6 of this Plan.


     (d) Board - The term "Board" is defined as the Board of Directors of the Company, as such body may be reconstituted from time to time.

     (e) Common Stock - The term "Common Stock" is defined as the Company's common stock, par value $0.0001 per share.

     (f) Company - The term "Company" is defined as National Lampoon, Inc., a Delaware corporation.

     (g) Disposed - The term "Disposed" (or the equivalent terms "Disposition" or "Dispose") is defined as any transfer or alienation of an Award which would directly or indirectly change the legal or beneficial ownership thereof, whether voluntary or by operation of law, or with or without the payment or provision of consideration, including, by way of example and not limitation: (i) the sale, assignment, bequest or gift of the Award; (ii) any transaction that creates or grants a right to obtain an interest in the Award; (iii) any transaction that creates a form of joint ownership in the Award between the Recipient and one or more other Persons; (iv) any Disposition of the Award to a creditor of the Recipient, including the hypothecation, encumbrance or pledge of the Award or any interest therein, or the attachment or imposition of a lien by a creditor of the Recipient of the Award or any interest therein which is not released within 30 days after the imposition thereof; (v) any distribution by a Recipient which is an entity to its stockholders, partners, co-venturers or members, as the case may be, or (vi) any distribution by a Recipient which is a fiduciary such as a trustee or custodian to its settlors or beneficiaries.

     (h) Eligible Person - The term "Eligible Person" means any Person who, at a particular time, is a consultant to the Company or an Affiliate who provides bona fide consulting services to the Company or the Affiliate, provided, however, no Award hereunder may be granted to any Person in connection with the provision of any services incident to the raising of capital or promotion or maintenance of a market for the Company's securities.

     (i) Fair Market Value - The term "Fair Market Value" means the fair market value of the Award Shares or other shares of Common Stock to be valued, determined as follows:

               (a) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading;

               (b) if such Common Stock is quoted on the NASDAQ National Market, its closing price on the NASDAQ National Market on the date of determination;

               (c) if such Common Stock is publicly traded but is not listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination; or

               (d) if none of the foregoing is applicable, by the Plan Committee in good faith.

     (j) Issued Shares - The term "Issued Shares" is defined as shares of Common Stock issued pursuant to the terms of this Plan.

     (k) Person - The term "Person" is defined, in its broadest sense, as any individual, entity or fiduciary such as, by way of example and not limitation, individual or natural persons, corporations, partnerships (limited or general), joint-ventures, associations, limited liability companies/partnerships, or fiduciary arrangements, such as trusts.

     (l) Plan - The term "Plan" is defined as this 2004 Consultant Stock Plan.

     (m) Plan Committee - The term "Plan Committee" is defined as that Committee appointed by the Board to administer and interpret this Plan as more particularly described in Section 3 of the Plan; provided, however, that the term Plan Committee will refer to the Board during such times as no Plan Committee is appointed by the Board.

     (o) Restricted Shares - The term "Restricted Shares" is defined as Award Shares that are subject to restrictions as more particularly set forth in
Section 6 of this Plan.

     (p) Recipient - The term "Recipient" is defined as any Eligible Person who, at a particular time, receives the grant of an Award.

     (q) Securities Act - The term "Securities Act" is defined as the Securities Act of 1933, as amended (references herein to Sections of the Securities Act are intended to refer to Sections of the Securities Act as enacted at the time of the adoption of this Plan by the Board and as subsequently amended, or to any substantially similar successor provisions of the Securities Act resulting from recodification, renumbering or otherwise).

2.   TERM OF PLAN.

     This Plan shall be effective as of such time and date as this Plan is adopted by the Board, and this Plan shall terminate on the first business day prior to the ten (10) year anniversary of the date this Plan became effective. All Awards granted pursuant to this Plan prior to the effective date of this Plan shall not be affected by the termination of this Plan and all other provisions of this Plan shall remain in effect until the terms of all outstanding Awards have been satisfied or terminated in accordance with this Plan and the terms of such Awards.

3.   PLAN ADMINISTRATION.

     (a)  Plan Committee.

               (i) The Plan shall be administered and interpreted by a committee consisting of two or more members of the Board. If the Board, in its discretion, does not appoint a Plan Committee, the Board itself will administer and interpret the Plan and take such other actions as the Plan Committee is authorized to take hereunder; provided that the Board may take such actions in the same manner as the Board may take other actions under the Certificate of Incorporation and bylaws of the Company generally.

               (ii) Members of the Plan Committee may resign at any time by delivering written notice to the Board. Vacancies in the Plan Committee shall be filled by the Board. The Plan Committee shall act by a majority of its members in office. The Plan Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Plan Committee.

     (b) Power to Make Awards. The Plan Committee shall have the full and final authority in its sole discretion, at any time and from time-to-time, subject only to the express terms, conditions and other provisions of the Certificate of Incorporation of the Company and this Plan, and the specific limitations on such discretion set forth herein, to:

               (iii) Designate the Eligible Persons or classes of Eligible Persons eligible to receive Awards from among the Eligible Persons;

               (iv) Grant Awards to such selected Eligible Persons or classes of Eligible Persons in such form and amount (subject to the terms of the Plan) as the Plan Committee shall determine;

               (v) Impose such limitations, restrictions and conditions upon any Award as the Plan Committee shall deem appropriate and necessary;

               (vi)  Interpret  the Plan,  adopt,  amend and  rescind  rules and regulations relating to the Plan, and make all other determinations and take all other action necessary or advisable for the implementation and administration of the Plan; and

               (vii) Delegate all or a portion of its authority under subsections (i) through (iii) of this Section 3(c) to one or more directors of the Company who are executive officers of the Company, subject to such restrictions and limitations (such as the aggregate number of shares of Common Stock that may be awarded) as the Plan Committee may decide to impose on such delegate directors.

     In determining the recipient, form and amount of Awards, the Plan Committee shall consider any factors deemed relevant, including the individual's functions, responsibilities, value of services to the Company and past and potential contributions to the Company's profitability and sound growth.

     (b) Interpretation Of Plan. The Plan Committee shall, in its sole and absolute discretion, interpret and determine the effect of all matters and questions relating to this Plan. The interpretations and determinations of the Plan Committee under the Plan (including without limitation determinations pertaining to the eligibility of Persons to receive Awards, the form, amount and timing of Awards, the methods of payment for Awards, the restrictions and conditions placed upon Awards, and the other terms and provisions of Awards and the certificates or agreements evidencing same) need not be uniform and may be made by the Plan Committee selectively among Persons who receive, or are eligible to receive, Awards under the Plan, whether or not such Persons are similarly situated. All actions taken and all interpretations and determinations made under this Plan in good faith by the Plan Committee shall be final and binding upon the Recipient, the Company, and all other interested Persons. No member of the Plan Committee shall be personally liable for any action taken or decision made in good faith relating to this Plan, and all members of the Plan Committee shall be fully protected and indemnified to the fullest extent permitted under applicable law by the Company in respect to any such action, determination, or interpretation.

     (c) Compensation; Advisors. Members of the Plan Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities incurred by members of the Plan Committee in connection with the administration of the Plan shall be borne by the Company. The Plan Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other Persons, at the cost of the Company. The Plan Committee, the Company and its officers and directors shall be entitled to rely upon the advice, opinions, or valuations of any such Persons.

4.   STOCK POOL.

     (a) Maximum Number of Shares Authorized Under Plan. Shares of stock which may be issued or granted under the Plan shall be authorized and unissued or treasury shares of Common Stock. The aggregate maximum number of shares of Common Stock which may be issued as a grant of Award Shares shall not exceed 500,000 shares of Common Stock (the "Stock Pool"); provided, however, that such number shall be increased by the following:

               (i) Any shares of Common Stock tendered by a Recipient as payment for Award Shares;

               (ii) Any rights to shares of Common Stock surrendered by a Recipient as payment for Award Shares; and

               (iii) Any Restricted Shares which are granted as Award Shares, and are subsequently forfeited by the holders thereof.

     (b) Calculating Shares Available For Awards. For purposes of calculating the maximum number of shares of Common Stock in the Stock Pool which may be issued under the Plan, when Award Shares are granted and the Plan Committee elects to require payment with respect to such grant, and when shares of Common Stock are used as full or partial payment for the grant of such shares, only the net shares issued (including the shares, if any, withheld for tax withholding requirements) shall be counted.

     (c) Date of Award. The date an Award is granted shall mean the date selected by the Plan Committee as of which the Plan Committee allots a specific number of shares to a Recipient with respect to such Award pursuant to the Plan.

5.   AWARD SHARES.

     (a) Grant. The Plan Committee may from time to time, and subject to the provisions of the Plan and such other terms and conditions as the Plan Committee may prescribe, grant to any Eligible Person one or more shares of Common Stock ("Award Shares") allotted by the Plan Committee. The grant of Award Shares or grant of the right to receive Award Shares shall be evidenced by either a written consulting agreement or a separate written agreement confirming such grant, executed by the Company and the Recipient, stating the number of Award Shares granted and stating all terms and conditions of such grant.

     (b) Purchase Price and Manner of Payment. The Plan Committee, in its sole discretion, may grant Award Shares in any of the following instances:

               (i) as a "bonus" or "reward" for services previously rendered and compensated, in which case the recipient of the Award Shares shall not be required to pay any consideration for such Award Shares, and the value of such Award Shares shall be the Fair Market Value of such Award Shares on the date of grant; or

               (ii) as "compensation" for the performance of services or attainment of goals, in which case the recipient of the Award Shares shall not be required to pay any consideration for such Award Shares (other than the performance of his services), and the value of such Award Shares received (together with the value of such services or attainment of goals attained by the Recipient), may not be less than 85% of the Fair Market Value of such Award Shares on the date of grant; provided, however, if the recipient is the owner of 10% or more of the voting power of the Company, as defined in Section 194.5 of the California Corporations Code, then the value of such Award Shares may not be less than 100% of the Fair Market Value on the date of grant.

6.   RESTRICTED SHARES.

     (a) Vesting Conditions; Forfeiture of Unvested Shares. The Plan Committee may subject or condition the grant of Issued Shares (hereinafter referred to as "Restricted Shares") to such vesting conditions based upon continued provision of services or attainment of goals subsequent to such grant of Restricted Shares as the Plan Committee, in its sole discretion, may deem appropriate. In the event the Recipient does not satisfy such vesting conditions, the Company may require the Recipient to forfeit such unvested Restricted Shares. All vesting conditions imposed on the grant of Restricted Shares shall be set forth in either a written consulting agreement or a separate written restricted stock agreement, executed by the Company and the Recipient on or before the time of the grant of such Restricted Shares, stating the number of said Restricted Shares subject to such conditions and further specifying the vesting conditions. If no vesting conditions are expressly provided in the underlying consulting agreement or in a separate restricted stock agreement, the Issued Shares shall not be deemed to be Restricted Shares, and will not be required to be forfeited. Any grant of Restricted Shares shall be subject to the following limitations:

               (i) In no case shall such vesting conditions require continued provision of services or attainment of goals, as the case may be, subsequent to the grant of Restricted Shares, for a period of time which exceeds five years from the date of grant, or on a cumulative incremental percentage basis which is less than 20% per year; and

               (ii) In no case shall the Recipient be required to forfeit any vested Restricted Shares.

     (b) Restrictive Legend. Until such time as all conditions placed upon Restricted Shares lapse, the Plan Committee may place a restrictive legend on the share certificate representing such Restricted Shares which evidences said restrictions in such form and subject to such stop instructions as the Plan Committee shall deem appropriate. The conditions shall similarly apply to any new, additional or different securities the Recipient may become entitled to receive with respect to such Restricted Shares by virtue of a stock split or stock dividend or any other change in the corporate or capital structure of the Company. The Plan Committee shall also have the right, should it elect to do so, to require the Recipient to deposit the share certificate for the Restricted Shares with the Company or its agent, endorsed in blank or accompanied by a duly executed irrevocable stock power or other instrument of transfer, until such time as the conditions lapse. The Company shall remove the legend with respect to any Restricted Shares which become vested.

     (c) Stockholder Rights. The Recipient of Restricted Shares shall have all rights or privileges of a stockholder of the Company with respect to the Restricted Shares notwithstanding the terms of this Section 6 (with the exception of Subsection (d) hereof) and, as such, shall be fully entitled to receive dividends (if any are declared and paid), to vote and to exercise all other rights of a stockholder with respect to the Restricted Shares.

     (d) Non-Assignability. Except as expressly provided in the underlying consulting agreement or restricted stock agreement, unvested Restricted Shares may not be Disposed by the Recipient without the prior written consent of the Company, which consent the Company may withhold in its sole and absolute discretion, and such purported Disposition shall be null and void ab initio and of no force and effect.

7.   ADJUSTMENTS.

     (a) Subdivision or Stock Dividend. If (i) outstanding shares of Common Stock shall be subdivided into a greater number of shares by reason of recapitalization or reclassification, the number of shares of Common Stock, if any, available for issuance in the Stock Pool shall, simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend, be proportionately increased, and (ii) conversely, if the outstanding shares of Common Stock shall be combined into a smaller number of shares, the number of shares of Common Stock, if any, available for issuance in the Stock Pool shall, simultaneously with the effectiveness of such combination, be proportionately increased.

     (b) Adjustments Determined in Sole Discretion of Board. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board of Directors, whose determination in that respect shall be final, binding and conclusive.

     (c) No Other  Rights to  Recipient.  Except as  expressly  provided in this
Section 7, (i) the Recipient shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and (ii) the dissolution, liquidation, merger, consolidation or divisive reorganization or sale of assets or stock to another corporation, or any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares. The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

8.   PERFORMANCE ON BUSINESS DAY.

     In the event the date on which a party to this Plan is required to take any action under the terms of this Plan is not a business day, the action shall, unless otherwise provided herein, be deemed to be required to be taken on the next succeeding business day.

     9. STATUS AS A CONSULTANT.

     In no event shall the granting of an Award be construed as granting a continued right of a consultant relationship to a Recipient if such Person, nor effect any right which the Company may have to terminate the consultant relationship of such Person, at any time, except to the extent that such Person and the Company have agreed otherwise in writing.


10.  NON-TRANSFERABILITY OF AWARDS.

     Awards granted under this Plan, and any interest therein, will not be transferable or assignable by the Recipient, and may not be made subject to execution, attachment or similar process, other than by will or by the laws of descent and distribution.

11.  AMENDMENT AND DISCONTINUATION OF PLAN; MODIFICATION OF AWARDS.

     (a) Amendment, Modification or Termination of Plan. The Board may amend the Plan or suspend or discontinue the Plan at any time or from time-to-time; provided, however no such action may adversely alter or impair any Award previously granted under this Plan without the consent of each Recipient affected thereby.

     (b) Modification of Restricted Share Vesting Conditions. Subject to the terms and conditions and within the limitations of this Plan, including vesting conditions, the Plan Committee may modify the conditions placed upon the grant of any Restricted Shares, provided, however, no modification of any conditions placed upon Restricted Shares may, without the consent of the Recipient thereof, adversely alter or impair such Recipient's rights with respect to such Restricted Shares.

     (c) Compliance with Laws. The Plan Committee may at any time or from time-to-time, without receiving further consideration from any Person who may become entitled to receive or who has received the grant of an Award hereunder, modify or amend Awards granted under this Plan as required to: (i) comport with changes in securities, tax or other laws or rules, regulations or regulatory interpretations thereof applicable to this Plan or Awards thereunder or to comply with stock exchange rules or requirements and/or (ii) ensure that this Plan is and remains or shall become exempt from the application of any participation, vesting, benefit accrual, funding, fiduciary, reporting, disclosure, administration or enforcement requirement of either the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the corresponding provisions of the Internal Revenue Code of 1986, as amended. Provided, however, no such modification may, without the consent of the holder thereof, adversely alter or impair his or her rights with respect to such Award Shares.

12.  FINANCIAL INFORMATION

     The Company will provide financial statements to each Recipient prior to such Recipient's purchase of Issued Shares under this Plan, and to each Recipient annually during the period such Recipient has Awards outstanding.

13.  SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.

     An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.


14.  NONEXCLUSIVITY OF THE PLAN.

Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

15.  ADOPTION AND STOCKHOLDER APPROVAL.

     This Plan will become effective on the date on which it is adopted by the Board (the "Effective Date"). This Plan shall be approved by the stockholders of the Company within 12 months before or after the date this Plan is adopted by the Board. Upon the Effective Date, the Committee may grant Awards pursuant to this Plan; provided, however, that in the event that stockholder approval of this Plan is not obtained within the time period provided herein, all Awards granted hereunder shall be cancelled, any Issued Shares shall be cancelled and any purchase of Award Shares or Restricted Shares issued hereunder shall be rescinded; and in the event that stockholder approval of an increase in the number of Shares subject to this Plan is not obtained, all Awards granted pursuant to such increase will be cancelled, any Award Shares or Restricted Shares issued pursuant to any Award granted pursuant to such increase will be cancelled, and any purchase of the Award Shares or Restricted Shares pursuant to such increase will be rescinded.

     IN WITNESS WHEREOF, pursuant to the due authorization and adoption of this Plan by the Board of Directors on the 17th day of June 2004, the Company has caused this Plan to be duly executed by its duly authorized officer.

                                    National Lampoon, Inc.



                                    By:
                                      ------------------------------------------

                                                                    ATTACHMENT 4

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                         CERTIFICATE OF INCORPORATION OF
                             NATIONAL LAMPOON, INC.

     National Lampoon, Inc. (the "Corporation"), a corporation organized and existing under the laws of the State of Delaware, certifies that:

     A. The name of the Corporation is National Lampoon, Inc. The Corporation's original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on August 26, 2002, and has not been amended or restated.

     B. This Amendment to the Certificate of Incorporation was duly adopted by the requisite stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware, and amends the provisions of the Corporation's Certificate of Incorporation as provided herein.

     C. The Certificate of Incorporation of the Corporation is hereby amended by striking out Sections 5.2.1, 5.2.3 and 5.2.4(d) thereof and by substituting in lieu of said sections the following new Sections 5.2.1, 5.2.3 and 5.2.4(d), and by adding a new Section 5.2.7 to Article 5 of the Certificate of Incorporation, as follows:

               Section 5.2.1 Dividend  Rights.  The  Corporation  shall have the right to issue dividends and make distributions, whether cash, securities or otherwise, whether or not any shares of the Series B Preferred Stock are outstanding; provided, however, that the Corporation shall not issue any dividends (other than dividends payable solely in Common Stock) or make any distributions of cash or other assets until after the Payment Satisfaction Date. To the extent dividends are declared and issued by the Corporation prior to the earlier of (i) the date of a Liquidation Event or (ii) the date on which the Series B Preferred Stock is converted hereunder, the Corporation shall pay preferential dividends to the holders of the Series B Preferred Stock as provided in this Section 5.2.1. Dividends may be paid in cash or with shares of Common Stock. Dividends on each share of the Series B Preferred Stock shall accrue on a daily basis, whether or not declared, beginning ___________, 2004 [Insert date first Series C shares sold], and continuing to accrue until the earlier of (i) the date of a Liquidation Event, or (ii) the date on which such share of Series B Preferred Stock is converted hereunder, at the rate of 9.0% per annum on the sum of (i) the Original Purchase Price (as equitably adjusted for any stock splits, stock dividends, recapitalizations, reverse stock splits or otherwise to prevent an enlargement or diminution of rights), plus (ii) all accumulated and unpaid dividends thereon (compounding annually). All accrued and unpaid  dividends  on each share of Series B Preferred  Stock shall be fully paid (pro rata and pari passu with any class or series of preferred securities of the Corporation entitled to participate pro rata and pari passu as to dividends with the Series B Preferred Stock) before any dividends or distributions may be issued with respect to any Junior Securities. If a share of Series B Preferred Stock is converted, then upon such conversion any accumulated and unpaid dividends on such share of Series B Preferred Stock shall be paid in the form of Common Stock at a price per share equal to the price at which shares of Series C Convertible Preferred Stock of the Corporation would be converted at the time assuming there were shares of such stock actually being converted at that time. Except as otherwise provided herein, if at any time the Corporation pays less than the total amount of dividends then accrued with respect to the Series B Preferred Stock and any class or series of preferred securities of the Corporation entitled to participate pro rata and pari passu as to dividends or distributions with the Series B Preferred Stock, such payment shall be distributed ratably among the holders thereof based upon the aggregate accrued but unpaid dividends on the Series B Preferred Stock and any class or series of preferred securities of the Corporation entitled to participate pro rata and pari passu as to dividends or distributions with the Series B Preferred Stock.

               Section 5.2.3 Liquidation  Rights. Not less than thirty (30) days prior to the payment date stated therein, the Corporation shall mail written notice of any Liquidation Event to each record holder of Series B Preferred Stock setting forth in reasonable detail the amount of proceeds to be paid with respect to each share of (a) Series B Preferred Stock, (b) Common Stock and (c) any class or series of preferred securities of the Corporation entitled to priority over or to participate pro rata and pari passu as to dividends or distributions with the Series B Preferred Stock, in connection with such Liquidation Event. Upon any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, the holders of Series B Preferred Stock shall be entitled to receive payment of all accrued and unpaid dividends with respect thereto prior to the making of any distributions to the holders of Common Stock, and after the payment of such dividends (and any other dividends or amounts payable to the holders of the Corporation's preferred securities entitled to priority with respect thereto) the assets of the Corporation legally available for distribution, if any, shall be distributed ratably to the holders of the Common Stock and the Series B Preferred Stock, along with the holders of all other securities of the Corporation entitled to participate therein, with all holders of Series B Preferred Stock being treated as if they were holders of the number of shares of Common Stock into which their shares of Series B Preferred Stock could be converted in accordance with Section 5.2.4.

               Section 5.2.4 Conversion Rights.

                  (d) Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of Series B Preferred Stock. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of Series B Preferred Stock by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of any fractional share, the Corporation shall, in lieu of issuing any fractional share, pay cash equal to the product of such fraction multiplied by the Market Price of the Common Stock on the date of conversion.

               Section 5.2.7 Definitions. As used in this Article 5, the following defined terms have the meanings set forth below:

               "Common Stock" means the Corporation's Common Stock, par value of $0.0001 per share.

               "Junior Securities" means the Common Stock and any other capital stock or other equity securities of the Corporation (including, without limitation, warrants, options and other rights to acquire such capital stock or other equity securities), except for the Series B Preferred Stock and such other series or classes of securities having priority over the Series B Preferred Stock, or having the right to participate pro rata and pari passu with the Series B Preferred Stock, as to current or liquidating dividends or other distributions and as to which the holders of a majority of the Series B Preferred Stock have affirmatively approved the issuance thereof.

               "Liquidation   Event"  means  any  of  the  following:   (i)  the
          liquidation, dissolution or winding up of the Corporation (whether voluntary or involuntary), (ii) the sale, lease, transfer or other disposition of all or substantially all of the property or assets of the Corporation, (iii) any merger, consolidation or reorganization to which the Corporation is a party, except for a merger, consolidation or reorganization as to which, after giving effect to such merger, consolidation or reorganization, the holders of the Corporation's outstanding capital stock (on a fully-diluted basis) immediately prior to the merger, consolidation or reorganization, own capital stock holding a majority of the voting power (under ordinary circumstances), and (iv) any sale or related series of sales of shares of the Corporation's capital stock by the Corporation which results in any Person or group of affiliated Persons (other than the owners of the Company's capital stock immediately prior to such sale or related series of sales) owning capital stock holding a majority of the voting power of the Company.

               "Market Price" of the Common Stock means the average of the closing prices of the Common Stock's sales on all securities exchanges on which the Common Stock may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day the Common Stock is not so listed, the average of the representative bid and asked prices quoted in the
          NASDAQ System as of 4:00 P.M., New York time, or, if on any day the Common Stock is not quoted in the NASDAQ System, the average of the closing or last prices of such stock's sales each day (whether sales occurred each day or not) in the domestic over the counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of twenty-one (21) business days consisting of the day as of which "Market Price" is being determined and the twenty (20) consecutive business days immediately prior to such day. If at any time the Common Stock is not listed on any securities exchange or quoted in the NASDAQ System or the over the counter market, the "Market Price" shall be the fair value thereof determined in the reasonable good faith judgment of the Corporation's Board of Directors.

               "Original Purchase Price" shall mean with respect to each share of Series B Preferred Stock the amount paid to the Corporation for the issuance thereof (with accompanying warrants or options if applicable).

               "Payment Satisfaction Date" means the date following the termination of the employment of James P. Jimirro ("Jimirro") with the Corporation as of which the following condition (whichever is applicable) has been satisfied: (i) if Jimirro's employment with the Corporation has been terminated by the Corporation for "Cause" pursuant to Section 4(e) of the Employment Agreement between Jimirro and the Corporation dated May 17, 2002 (the "Employment Agreement") or by Jimirro otherwise than for an Executive Good Reason Termination Event pursuant to Section 4(g) of the Employment Agreement, then upon full payment of all compensation (excluding payments with respect to the movie "National Lampoon's Van Wilder") owed to Jimirro under the Employment Agreement; or (ii) if Jimirro's employment with the Corporation has been terminated by reason of Jimirro's death or disability, by the Corporation for "Convenience" pursuant to Section 4(f) of the Employment Agreement, or by Jimirro for an Executive Good Reason Termination Event pursuant to Section 4(g) of the Employment Agreement, then upon the later of (A) full payment to Jimirro of all compensation (including payments under the Severance Note (as defined in the Employment Agreement) but excluding payments with respect to the movie "National Lampoon's Van Wilder") owed to Jimirro under the Employment Agreement, and (B) thirteen (13) months after the payment to Jimirro of the "Cash Severance Payment" pursuant to, and as defined in, Section 5(d)(i) of the Employment Agreement.

     IN WITNESS WHEREOF, the Corporation has caused this Amendment to the Certificate of Incorporation to be signed by ________________, a duly authorized officer of the Corporation, on _______________, 2004.



----------------------------------------

                                                                    ATTACHMENT 5


                          CERTIFICATE OF DESIGNATIONS,
                     PREFERENCES, RIGHTS AND LIMITATIONS OF
                     SERIES C CONVERTIBLE PREFERRED STOCK OF
                             NATIONAL LAMPOON, INC.

         Pursuant to Section 151 of the General Corporation Law of the State of Delaware NATIONAL LAMPOON, INC., a corporation organized and existing under the General Corporation Law of the state of Delaware (the "Corporation"), DOES HEREBY CERTIFY:

         That, pursuant to the authority expressly vested in the Board of Directors by Article 5 of the Certificate of Incorporation of the Corporation (as amended from time to time, the "Certificate of Incorporation"), and pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors duly adopted a resolution providing for the issuance of up to Two Hundred Fifty Thousand (250,000) shares of Series C Convertible Preferred Stock, which resolution is as follows:

                  RESOLVED by the Board of Directors of National Lampoon, Inc., a Delaware corporation (the "Corporation"), that one (1) series of the class of authorized Preferred Stock, $0.0001 par value per share, of the Corporation (the "Preferred Stock") to be designated the Series C Convertible Preferred Stock (the "Series C Preferred") is hereby created, and that the designations and amounts thereof and the voting powers, preferences and relative, participating optional and other special rights of the shares of such series, and the qualifications, limitations and restrictions thereof are as follows:

          Number of Series Authorized Shares: Series C Convertible Preferred Stock 250,000

                  Section 1. Number of Shares. The number of shares constituting the Series C Preferred shall be as set forth above. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series C Preferred to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of any outstanding options, rights or warrants, or upon the conversion of any outstanding securities or rights issued by the Corporation convertible into the Series C Preferred; provided further that no increase shall be effective unless the Corporation obtains the prior written consent of the holders of at least seventy-five percent (75%) of the outstanding Series C Preferred.

                  Section  2.  Ranking.  As to  the  payment  of  dividends  and distributions  on  liquidation  and as to  redemptions,  the  Series  C
         Preferred   ranks  senior  to  all  other  Junior   Securities  of  the
         Corporation.

                  Section 3. Voting

                  Section 3.01. Voting Generally. Except as may be otherwise provided in this Certificate of Designations or as otherwise required by applicable law, the Series C Preferred shall vote together with the Common Stock (and such other series of Preferred Stock which by their terms likewise vote together with the Common Stock) as a single class on all actions to be taken by the stockholders of the Corporation. The holders of Series C Preferred shall be entitled to notice of all stockholders meetings in accordance with the Corporation's Bylaws. Each share of Series C Preferred shall entitle the holder thereof to one vote per share on each such action for each whole share of Common Stock into which such share of Series C Preferred is then convertible as of the record date for such vote or, if no record date is specified, as of the date of such vote.

                  Section 3.02. Election of Directors. For so long as at least 100,000 shares of Series C Preferred are issued and outstanding (as equitably adjusted for any stock splits, stock dividends, recapitalizations, reverse stock splits or otherwise to prevent an enlargement or diminution of rights), in the election of directors of the Corporation, the holders of the Series C Preferred, voting separately as a single class to the exclusion of all other classes of the Corporation's capital stock and with each share of Series C Preferred entitled to one vote, shall be entitled to elect one (1) director to serve on the Corporation's Board of Directors until his/her successor is duly elected by the holders of the Series C Preferred or he/she is removed from office by the holders of the Series C Preferred. If the holders of the Series C Preferred for any reason fail to elect anyone to fill any such directorship, such position shall remain vacant until such time as the holders of the Series C Preferred elect a director to fill such position and shall not be filled by resolution or vote of the Corporation's Board of Directors or the Corporation's other stockholders.

                  Section 3.03. Other Voting Rights. Notwithstanding the foregoing, so long as any Series C Preferred remains outstanding, without the affirmative vote or prior written consent of the holders of at least a majority of the outstanding Series C Preferred, the Corporation shall not:

                  (a) directly or indirectly declare or pay any dividends or make any distributions upon any of its Common Stock; and


                  (b) directly or indirectly redeem, purchase or otherwise acquire any of the Corporation's Junior Securities or directly or indirectly redeem, purchase or make any payments with respect to any stock appreciation rights, phantom stock plans or similar rights or plans; except for repurchases of Common Stock from employees and other service providers of the Corporation upon termination of employment or other services pursuant to equity incentive agreements or other agreements providing for a right of repurchase by the Corporation as approved by the unanimous consent of the Board.

                  Section 4. Dividends. The Corporation shall have the right to issue dividends and make distributions, whether cash, securities or otherwise, whether or not any shares of the Series C Preferred Stock are outstanding; provided, however, that the Corporation shall not issue any dividends (other than dividends payable solely in Common Stock) or make any distributions of cash or other assets until after the Payment Satisfaction Date. To the extent dividends are declared and issued by the Corporation prior to the earlier of (i) the Redemption Date, (ii) the date of a Liquidation Event or (iii) the date on which the Series C Preferred Stock is converted hereunder, the Corporation shall pay preferential dividends, payable in the Corporation's Common Stock, to the holders of the Series C Preferred Stock as provided in this Section 4. Dividends on each share of the Series C Preferred Stock shall accrue on a daily basis, whether or not declared, beginning with the date of issuance of such share of Series C Preferred and continuing until the earlier of (i) the Redemption Date, (ii) the date of a Liquidation Event, or (iii) the date on which such share of Series C Preferred Stock is converted hereunder, at the rate of 9.0% per annum on the sum of (i) the Original Purchase Price (as equitably adjusted for any stock splits, stock dividends, recapitalizations, reverse stock splits or otherwise to prevent an enlargement or diminution of rights), plus (ii) all accumulated and unpaid dividends thereon (compounding annually). All accrued and unpaid dividends on each share of Series C Preferred Stock shall be fully paid (pro rata and pari passu with any class or series of preferred securities of the Corporation entitled to participate pro rata and pari passu as to dividends with the Series C Preferred Stock) before any dividends or distributions may be issued with respect to any Junior Securities. If a share of Series C Preferred Stock is converted, then upon such conversion any accumulated and unpaid dividends on such share of Series C Preferred Stock shall be paid in the form of Common Stock at a price per share equal to the Conversion Price. Except as otherwise provided herein, if at any time the Corporation pays less than the total amount of dividends then accrued with respect to the Series C Preferred Stock and each Parity Series, such payment shall be distributed ratably among the holders thereof based upon the aggregate accrued but unpaid dividends on the Series C Preferred Stock and all Parity Series.

                  Section 5. Liquidation.

                  Section 5.01. Liquidation Preference. Upon the occurrence of any Liquidation Event, each holder of Series C Preferred shall be entitled to be paid, before any distribution or payment is made upon any Junior Securities (including, without limitation, the Series B Convertible Preferred Stock), an amount in cash equal to the aggregate Liquidation Value of all shares of Series C Preferred held by such holder (plus all unpaid dividends thereon, if any). In addition to and after payment in full of all other amounts payable to the holders of the Series C Preferred under this Section 5 and the subsequent payment of all priority amounts due to the holders of any other class of preferred stock of the Corporation outstanding, upon the occurrence of any Liquidation Event, the assets of the Corporation legally available for distribution, if any, shall be distributed ratably to the holders of the Common Stock, the holders of Series C Preferred and the holders of such other series of Preferred Stock as are constituted as similarly participating (including the Series B Convertible Preferred Stock), with all holders of Series C Preferred treated (for purposes of this determination) as if they had converted all of their shares of Series C Preferred into Common Stock in accordance with Section 7.

                  Section 5.02.  Insufficiency of Assets. If upon the occurrence of any such Liquidation Event, the Corporation's assets to be distributed among the holders of the Series C Preferred are insufficient to permit payment to such holders of the aggregate amount which they are entitled to be paid under this Section 5, then the entire assets available to be distributed to the Corporation's stockholders shall be distributed pro rata among such holders based upon the aggregate Liquidation Value (plus all unpaid dividends thereon, if any) of the Series C Preferred held by each such holder.

                  Section 5.03. Notice of Liquidation. Not less than thirty (30) days prior to the payment date stated therein, the Corporation shall mail written notice of any such Liquidation Event to each record holder of Series C Preferred, setting forth in reasonable detail the amount of proceeds to be paid with respect to each share of Series C Preferred and each share of Common Stock in connection with such Liquidation Event.

                  Section 6. Conversion.

                  Section 6.01. Conversion Procedure.

                  (a) At any time and from time to time, any holder of Series C Preferred may convert all or any portion of the Series C Preferred held by such holder into a number of shares of Conversion Stock computed by multiplying the number of shares of Series C Preferred to be converted times ten, with such conversion ratio to be adjusted as provided herein.

                  (b) Except as otherwise provided herein, each conversion of Series C Preferred shall be deemed to have been effected as of the close of business on the date on which the certificate or certificates representing the Series C Preferred to be converted have been surrendered for conversion at the principal office of the Corporation. At the time any such conversion has been effected, the rights of the holder of the shares of Series C Preferred converted as a holder of Series C Preferred shall cease and the Person or Persons in whose name or names any certificate or certificates for shares of Conversion Stock are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the shares of Conversion Stock represented thereby.

                  (c) Notwithstanding any other provision hereof, if a conversion of Series C Preferred is to be made in connection with a
         Change in Ownership, a Fundamental Change or other transaction affecting the Corporation, the conversion of any shares of Series C Preferred may, at the election of the holder thereof, be conditioned upon the consummation of such transaction, in which case such conversion shall not be deemed to be effective until such transaction has been consummated.

                  (d) As soon as possible after a conversion has been effected, the Corporation shall deliver to the converting holder:

               (i) a certificate or certificates representing the number of shares of Conversion Stock issuable by reason of such conversion in such name or names and such denomination or denominations as the converting holder has specified; and

               (ii) a certificate representing any shares of Series C Preferred which were represented by the certificate or certificates delivered to the Corporation in connection with such conversion but which were not converted.

                  (e) The issuance of certificates for shares of Conversion Stock upon conversion of Series C Preferred shall be made without charge to the holders of such Series C Preferred for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of shares of Conversion Stock.

                  (f) The Corporation shall not close its books against the transfer of Series C Preferred or of Conversion Stock issued or issuable upon conversion of Series C Preferred in any manner which interferes with the timely conversion of Series C Preferred. The Corporation shall assist and cooperate with any holder of shares of Series C Preferred required to make any governmental filings or obtain any governmental approval prior to or in connection with any conversion of shares of Series C Preferred hereunder (including, without limitation, making any filings required to be made by the Corporation).

                  (g) The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Conversion Stock, solely for the purpose of issuance upon the conversion of the Series C Preferred, such number of shares of Conversion Stock issuable upon the conversion of all outstanding Series C Preferred. All shares of Conversion Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges.

                  (h) If any fractional interest in a share of Conversion Stock would, except for the provisions of this subparagraph, be delivered upon any conversion of the Series C Preferred, the Corporation, in lieu of delivering the fractional share therefore, shall pay an amount to the holder thereof equal to the Market Price of such fractional interest as of the date of conversion.

               Section 6.02. Subdivision or Combination of Common Stock. If the Corporation at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the number of shares of Conversion Stock into which each Series C Preferred Share can be converted shall be increased ratably, and if the Corporation at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the number of shares of Conversion Stock into which each Series C Preferred Share can be converted shall be decreased ratably.


               Section 7. Registration of Transfer. The Corporation shall keep at its principal office a register for the registration of Series C Preferred. Upon the surrender of any certificate representing Series C Preferred at such place, the Corporation shall, at the request of the record holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefore representing in the aggregate the number of shares of Series C Preferred represented by the surrendered certificate. Each such new certificate shall be registered in such name and shall represent such number of shares of Series C Preferred as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate.

               Section 8. Replacement. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing shares of Series C Preferred, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of Series C Preferred of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate, and declared dividends shall accrue on the Series C Preferred represented by such new certificate from the date to which dividends have been fully paid on such lost, stolen, destroyed or mutilated certificate.

               Section 9. Definitions.

                  "Change in Ownership" means any sale, transfer or issuance or series of sales, transfers or issuances of shares of the Corporation's capital stock by the Corporation or any holders thereof which results in any Person or group of Persons (as the term "group" is used under the Securities Exchange Act of 1934), other than the holders of Common Stock, the Series B Convertible Preferred Stock and the Series C Preferred as of the Series C Closing Date, owning more than 50% of the Common Stock outstanding at the time of such sale, transfer or issuance or series of sales, transfers or issuances.

                  "Common Stock" means, collectively, the Corporation's Common Stock, par value of $0.0001 per share.

                  "Conversion Stock" means shares of the Corporation's Common Stock; provided that if there is a change such that the securities issuable upon conversion of the Series C Preferred are issued by an entity other than the Corporation or there is a change in the type or class of securities so issuable, then the term "Conversion Stock" shall mean one share of the security issuable upon conversion of the Series C Preferred if such security is issuable in shares, or shall mean the smallest unit in which such security is issuable if such security is not issuable in shares.

                  "Convertible   Securities"   means  any  stock  or  securities
         directly or  indirectly  convertible  into or  exchangeable  for Common
         Stock.

                  "Fundamental Change" means (a) any sale or transfer of more than 50% of the assets of the Corporation and its Subsidiaries on a consolidated basis (measured either by book value in accordance with generally accepted accounting principles consistently applied or by fair market value determined in the reasonable good faith judgment of the Corporation's Board of Directors) in any transaction or series of transactions (other than sales in the ordinary course of business) and
         (b) any merger or consolidation to which the Corporation is a party, except for a merger in which the Corporation is the surviving corporation, the terms of the Series C Preferred are not changed and the Series C Preferred is not exchanged for cash, securities or other property, and after giving effect to such merger, the holders of the Corporation's outstanding capital stock possessing a majority of the voting power (under ordinary circumstances) to elect a majority of the Corporation's Board of Directors immediately prior to the merger shall continue to own the Corporation's outstanding capital stock possessing the voting power (under ordinary circumstances) to elect a majority of the Corporation's Board of Directors.

                  "Junior Securities" means any capital stock or other equity securities of the Corporation (including, without limitation, warrants, options and other rights to acquire such capital stock or other equity securities), except for the Series C Preferred and such other series or classes of securities which the holders of a majority of the Series C Preferred affirmatively approve to not be Junior Securities under this Certificate of Designations.

                  "Liquidation  Event"  means  any  of  the  following  (i)  the liquidation, dissolution or winding up of the Corporation (whether voluntary or involuntary), (ii) the sale, lease, transfer or other disposition of all or substantially all of the property or assets of the Corporation, (iii) any merger, consolidation or reorganization to which the Corporation is a party, except for a merger, consolidation or reorganization, which, after giving effect to such merger, consolidation or reorganization, the holders of the Corporation's outstanding capital stock (on a fully-diluted basis) immediately prior to the merger, consolidation or reorganization, own capital stock holding a majority of the voting power (under ordinary circumstances), and (iv) any sale or related series of sales of shares of the Corporation's capital stock by the Corporation which results in any Person or group of affiliated Persons (other than the owners of the Company's capital stock as of the Series C Closing Date) owning capital stock holding a majority of the voting power of the Company.

                  "Liquidation Value" of any share of Series C Preferred as of any particular date shall be equal to 1.5 times the Original Purchase Price (as equitably adjusted for any stock splits, stock dividends, recapitalizations, reverse stock splits, or otherwise to prevent an enlargement or diminution of rights).

                  "Market Price" of any security means the average of the closing prices of such security's sales on all securities exchanges on which such security may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day such security is not quoted in the NASDAQ System, the average of the closing or last prices of such stock's sales each day (whether sales occurred each day or not) in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which "Market Price" is being determined and the 20 consecutive business days prior to such day. If at any time such security is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the "Market Price" shall be the fair value thereof determined in the reasonable good faith judgment of the Corporation's Board of Directors.

                  "Options" means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

                  "Original Purchase Price" shall mean with respect to each share of Series C Preferred, the amount of cash consideration paid to the Company for such share and for any accompanying warrants or options issued with such share and not separately priced.

                  "Payment Satisfaction Date" means the date following the termination of the employment of James P. Jimirro ("Jimirro") with the Corporation as of which the following condition (whichever is applicable) has been satisfied:

               (i) if Jimirro's employment with the Corporation has been terminated by the Corporation for "Cause" pursuant to Section 4(e) of the Employment Agreement between Jimirro and the Corporation dated May 17, 2002 (the "Employment Agreement") or by Jimirro otherwise than for an Executive Good Reason Termination Event pursuant to Section 4(g) of the Employment Agreement, then upon full payment of all compensation (excluding payments with respect to the movie "National Lampoon's Van Wilder") owed to Jimirro under the Employment Agreement; or

               (ii) if Jimirro's employment with the Corporation has been terminated by reason of Jimirro's death or disability, by the Corporation for "Convenience" pursuant to Section 4(f) of the Employment Agreement, or by Jimirro for an Executive Good Reason Termination Event pursuant to Section 4(g) of the Employment Agreement, then upon the later of (A) full payment to Jimirro of all compensation (including payments under the Severance Note (as defined in the Employment Agreement) but excluding payments with respect to the movie "National Lampoon's Van Wilder") owed to Jimirro under the Employment Agreement, and (B) thirteen (13) months after the payment to Jimirro of the "Cash Severance Payment" pursuant to, and as defined in, Section 5(d)(i) of the Employment Agreement.

                  "Person" means an individual, a partnership, a corporation, a limited liability Corporation, a limited liability, an association, a joint stock Corporation, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

                  "Series C Closing Date" means the date upon which the first sale and purchase of Series C Preferred is consummated, which is currently anticipated to be in __________________ 2004.

                  "Subsidiary" means any corporation of which the shares of outstanding capital stock possessing the voting power (under ordinary circumstances) in electing the board of directors are, at the time as of which any determination is being made, owned by the Corporation either directly or indirectly through Subsidiaries.

                  Section 10. Amendment and Waiver. No amendment, modification or waiver shall be binding or effective with respect to any provision hereof without the affirmative vote or prior written consent of the holders of a majority of the Series C Preferred outstanding at the time such action is taken; and provided further that no change in the terms hereof may be accomplished by merger or consolidation of the Corporation with another corporation or entity unless the Corporation has obtained the affirmative vote or prior written consent of the holders of a majority of the Series C Preferred then outstanding.

                  Section 11. Notices. Except as otherwise expressly provided hereunder, all notices referred to herein shall be in writing and shall be delivered by registered or certified mail, return receipt requested and postage prepaid, or by reputable overnight courier service, charges prepaid, and shall be deemed to have been given when so mailed or sent
         (i) to the Corporation, at its principal executive offices and (ii) to any stockholder, at such holder's address as it appears in the stock records of the Corporation (unless otherwise indicated by any such holder).

         RESOLVED FURTHER, that the Executive Vice President of the Corporation is authorized to do or cause to be done all such acts or things and to make, execute and deliver or cause to be made, executed and delivered all such agreements, documents, instruments and certificates in the name and on behalf of the Corporation or otherwise as he deems necessary, desirable or appropriate to execute or carry out the purpose and intent of the foregoing resolutions.

         IN WITNESS WHEREOF, National Lampoon, Inc. has caused this Certificate of Designations, Preferences, Rights and Limitations of Series C Convertible Preferred Stock to be signed by its duly authorized officer as of this _____ day of ____________, 2004.

NATIONAL LAMPOON, INC.



BY:________________________________
Douglas S. Bennett
Executive Vice President